UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 14, 2025
(May 13, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2025, the Board of Directors (the “Board”) of TXNM Energy, Inc. (“TXNM”), upon the recommendation of the Nominating and Corporate Governance Committee (“NCGC”), elected Patricia K. Collawn, Chairman and Chief Executive Officer, as Executive Chairman (an executive officer position), effective as of July 1, 2025. In connection therewith, the Board upon the recommendation of the NCGC, elected Joseph D. Tarry, President and Chief Operating Officer, effective as of July 1, 2025, as Chief Executive Officer and President (Principal Executive Officer).

The Compensation and Human Capital Committee and the Board have not yet finalized compensation decisions for Ms. Collawn and Mr. Tarry in connection with such upcoming executive officer changes. Once available, any material changes to each of their respective compensation arrangements will be reported in a subsequent Current Report on Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 13, 2025, TXNM held its Annual Meeting of Shareholders (the “Meeting”).

As of May 13, 2025, the record date for the Meeting, there were 92,659,335 shares of TXNM’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the three proposals submitted to a vote of TXNM’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following nominees were elected to TXNM’s Board of Directors to serve as directors for a one-year term that expires at TXNM’s Annual Meeting of Shareholders to be held in 2026. The votes cast with respect to the nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vicky A. Bailey	83,660,233	187,669	72,771	2,089,705
Norman P. Becker	83,786,839	62,562	71,272	2,089,705
Patricia K. Collawn	82,924,954	908,575	87,144	2,089,705
E. Renae Conley	82,517,137	1,334,166	69,370	2,089,705
Sidney M. Gutierrez	83,589,099	259,113	72,461	2,089,705
James A. Hughes	83,777,911	70,860	71,902	2,089,705
Steven C. Maestas	83,751,470	52,208	116,995	2,089,705
Lillian J. Montoya	83,747,578	66,635	106,460	2,089,705
Maureen T. Mullarkey	82,516,782	1,336,916	66,975	2,089,705
Joseph D. Tarry	82,689,526	1,151,118	80,029	2,089,705

The appointment of KPMG LLP to serve as TXNM’s independent public accountants for the year ending December 31, 2025, was ratified by TXNM’s shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

85,272,507	623,140	114,731

TXNM's shareholders approved, on an advisory basis, the compensation of TXNM’s NEOs, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

82,259,274	1,529,784	131,615	2,089,705

Item 7.01            Regulation FD Disclosure.

Limitation on Incorporation by Reference

A copy of the press release announcing the executive officer changes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with general instruction B.2 of Form 8-K, the information in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

99.1            Press Release dated May 14, 2025 (furnished not filed).
104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: May 14, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)